EXHIBIT 99.1
UBS Global Real Estate Conference November 2007 Hilton Dallas Lincoln Centre Hotel Exterior

Safe Harbor In keeping with the SEC’s “Safe Harbor” guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, and the degree and nature of our competition. These and other risk factors are more fully discussed in the Company’s filings with the Securities and Exchange Commission. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price. EBITDA, FFO, AFFO, CAD and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC.

Ashford Overview Exterior Welcome to the Capital Hilton Hilton Dallas Lincoln Centre Hotel Hilton Miami Airport Hotel Exterior Exterior Hilton La Jolla Torrey Pines Hotel The image “http://www.ispor.org/meetings/future/gatewaymariott.jpg” cannot be displayed, because it contains errors. Embassy Suites Hotel Portland-Downtown Exterior Embassy Suites Hotel Santa Clara Silicon Valley Exterior Exterior Exterior

Ashford Snapshot Portfolio Statistics AHT Total Enterprise Value (1) $4.1 Bil Peer Comparison (2) 3rd largest # of Hotels 114 # of Rooms 26,295 ADR (3) $134.89 RevPAR (3) $103.81 RevPAR Growth (3) 8.3% Financial Statistics # Shares Outstanding 143.0 M Avg. Daily Trading Volume (3 Month) 1.0 M Net Debt / Gross Assets 62% % Debt Fixed ~ 80% Debt Weighted Average Maturity 7.2 years Debt Weighted Average Cost 6.0% EBITDA / Interest Expense — 3Q YTD 1.92x Dividend Yield % (1) 11.2% AFFO Dividend Coverage — 3Q YTD 1.59x % Insider Ownership 7.5% (1) Assumes 11/23/07 share price of $7.47. (2) Ranked by Total Enterprise Value of pure lodging peers. (3) All hotels included in continuing operations not under renovation for the 3Q ’07.

Investment Strategy PRIMARY STRATEGY: Direct Hotel Ownership (98% of Gross Assets) Expansion Early Decline Late Decline Recovery SECONDARY STRATEGIES: Mezzanine Lending 1st Mortgages Sale Leasebacks (2% of Gross Assets) ..Primary strategy is direct hotel investments, supplemented by secondary strategies throughout cycles to enhance returns Exterior

Investment Track Record 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% ‘90’91’92’93’94’95’96’97’98’99’00’01’02’03’04’05’06’07E02,0004,0006,0008,00010,00012,00014,00016,000 AcquisitionsDispositions & Listed Assets% U.S. Supply Change% U.S. Supply — Historical Avg. % Change U.S. Hotel Rooms% Change U.S. Hotel Rooms Ashford IPO CHR Acquisitionzx ..Proven market cycle judgment and investment discipline Source: Company estimates & Smith Travel Research. # of Rooms# of Rooms Embassy Suites Hotel Portland-Downtown

Multi-Asset Class to Reduce Volatility

Chain Scale



2%
4%
34%
60%
Luxury
Upper-Upscale
Upscale
Midscale w/o F&B

Brand



3%
1%
7%
8%
47%
34%
Marriott
Hilton
Hyatt
Starwood
IHG
Other

Geography



1%
1%
7%
10%
35%
11%
10%
25%
S. Atlantic
Pacific
N. Central
S. Central
Mid Atlantic
Mountain
N. England
Canada

Manager



1%
3%
2%
8%
42%
18%
26%
Marriott
Remington
Hilton
Hyatt
Starwood
Interstate
Hotel Equities

ASHFORD HOSPITALITY TRUST

Note: Proforma based on TTM 9/30/07 owned EBITDA for 114 hotels in continuing operations.

7

..Diversity to enhance risk/rewards balance ..Limited service assets have greater resiliency to economic downturns than full service assets ..Mezzanine investments offer high yields and NOI cushion Cycle Resilient Portfolio Mix Source: PKF Limited Service vs. Full Service EBITDA Volatility0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 200020012002200320042005Spread B/t Limited and Full ServiceProperty Level EBITDA From the peak in 2000 to the trough in 2003, limited-service EBITDA dropped 32% less than full-service EBITDA

Strong Operating Performance — Property-level EBITDA margins have improved by an average of 171 bps over the past four quarters 10.3% 11.1% 6.5% 8.3% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 4Q 061Q 072Q 073Q 07 RevPAR Growth %RevPAR Growth % 206286731200501001502002503003504Q 061Q 072Q 073Q 07 Margin Growth (bps)Margin Growth (bps) Note: AHT RevPAR & margin growth numbers are for those hotels not under renovation. 9.1% Average 171 bps Averagezx ..Consistent focus on both top line & bottom line growth — RevPAR has averaged 9.1% over the past four quarters and 10.7% over the past three years Hilton Miami Airport Hotel Exterior

..Focus on value-added capex grows RevPAR and captures market share through higher RevPAR penetration ..Management will be prudent regarding the timing of future expenditures and the magnitude of ROI projects ..Capital projects generally less intrusive ..History of on-budget and on-time delivery 3.811.418.433.926.929.643.1$14.2$38.3$48.0$77.0$203.010.4$0$50$100$150$200$2502004200520063Q 2007 - YTD4Q 2007 — FY 2008 Internal Growth / Capex Funding 239 bps of ’05 RevPAR Penetration Capex ($ millions)Capex ($ millions) Source: Company estimates. FF&E Reserve Owner-Funded Capital Expenditures 240 bps of ’06 RevPAR Penetration 37 bps of YTD RevPAR Penetration Exterior Welcome to the Capital Hilton Hilton Dallas Lincoln Centre Hotel

High Dividendzx ..Dividend growth: 250% since 1Q 2004 ..Strong dividend CAD/AFFO coverage: — 2007 YTD — 1.24x CAD coverage — 2007 YTD — 1.59x AFFO coverage ..Highest in peer group with dividend yield of 11.2% (1) (1) Assumes 11/23/07 stock price of $7.47. Note: Peers include BEE, DRH, FCH, HPT, HST, HT, LHO, SHO. $0.00$0.05$0.10$0.15$0.20$0.251Q042Q043Q044Q041Q052Q053Q054Q051Q062Q063Q064Q061Q072Q073Q07Dividend ($) 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% Dividend Yield % DividendDividend YieldDividend Yield - Peer Avg.

Relative Valuezx ..Ashford’s FFO multiple is 38% lower than the peer average Sources: First Call estimates, FBR Property Week 11/12/07 and company financials. Exterior 10.1x9.9x9.5x8.6x7.6x7.4x7.2x6.7x5.2x63% 43%41%41%42% 72% 54% 46% 62% 3.0x4.0x5.0x6.0x7.0x8.0x9.0x10.0x11.0xBEELHODRHHSTHPTHTSHOFCHAHT0% 20% 40% 60% 80% 100% 2008 FFO Multiple2008 FFO Multiple Debt / Gross AssetsDebt / Gross Assets

U.S. Lodging Market Exterior Welcome to the Capital Hilton Hilton Dallas Lincoln Centre Hotel Hilton Miami Airport Hotel Exterior Exterior Hilton La Jolla Torrey Pines Hotel The image “http://www.ispor.org/meetings/future/gatewaymariott.jpg” cannot be displayed, because it contains errors. Embassy Suites Hotel Portland-Downtown Exterior Embassy Suites Hotel Santa Clara Silicon Valley Exterior Exterior Exterior

Lodging REITs vs. Other REITs Source: FBR Property Week — 11/12/07. ..Lodging REITs lag other multiples despite having one of the highest dividend yields and the highest projected 2008 FFO growth 5.0% 5.9% 3.5% 4.5% 5.0% 4.0% 11.0% 5.2% 10.4% 7.1% 8.6% 3.7% 8.0x10.0x12.0x14.0x16.0x18.0x20.0xOfficeApartmentRetailIndustrialHealthcareLodging2008 FFO Multiple0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% Dividend Yield / FFO Growth % 2008 FFO MultipleDividend Yield2008 FFO Growth % Exterior

Strong Fundamentals -8.0% -6.0% -4.0% -2.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% ‘89’90’91’92’93’94’95’96’97’98’99’00’01’02’03’04’05’06’07E’08E’09EGDPSupplyRevPAR ..Favorable spread between new room supply and RevPAR growth ..New supply growth greatly determines lodging cycles ..Supply growth remains low due to high construction costs, financial turmoil and longer development timelines ..Although a recession is not predicted, PKF stated in a recent report that if a recession occurred “then the average U.S. hotel is forecast to achieve annual RevPAR growth of just 2.0 percent through 2010.” Source: PricewaterhouseCoopers and U.S. Bureau of Economic Analysis. 2007 GDP reflects 3Q TTM. “True” Recessions “False” Recession Embassy Suites Hotel Santa Clara Silicon Valley

Conclusionzx ..An attractive “relative”investment value ..Opportunistic, disciplined strategy in all cycles ..Resilient portfolio with strong growth performance ..U.S. lodging cycle is still strong and looks positioned to withstand economic cycle shifts Exterior

UBS Global Real Estate Conference November 2007 Hilton Dallas Lincoln Centre Hotel Exterior